UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 21, 2024 (Date of earliest event reported)
PennantPark Floating Rate Capital Ltd. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00891 (Commission File Number)	27-3794690 (IRS Employer Identification Number)

1691 Michigan Avenue Miami Beach, Florida (Address of principal executive offices)	33139 (Zip Code)

786-297-9500 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PFLT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Highlights and Preliminary Estimates of Results as of September 30, 2024

On October 21, 2024, PennantPark Floating Rate Capital Ltd. (the “Company”) announced certain highlights and preliminary estimates of its financial results for the quarter ended September 30, 2024.

Highlights:

•
In July 2024, PennantPark CLO I, Ltd, a wholly-owned and consolidated subsidiary of the Company, closed the refinancing and upsize of a four-year reinvestment period, twelve-year final maturity $351.0 million debt securitization, of which the Company retained $85.0 million. The weighted average spread of 1.89% is a meaningful decrease of 50 basis points from the prior level of 2.39% spread. The main contributor to this decrease was a favorable market environment in which the AAA portion of the structure priced at an attractive weighted average spread of 1.75%. In connection with the refinancing, the Company expensed $2.1 million of financing fees and expenses and realized a loss of $0.4 million related to the write-off of unamortized deferred financing costs.
•
In August 2024, PennantPark Floating Rate Funding I, LLC, a wholly-owned subsidiary of the Company, closed an amendment and extension of its multi-currency senior secured revolving credit facility with Truist Bank and other lenders (the “Credit Facility”). Among other things, the amendment increased lender commitments to $636 million from $611 million, decreased our borrowing cost to SOFR + 2.25%, down from SOFR + 2.36% and extended the revolving period to August 12, 2027 from August 12, 2024. In connection with the refinancing, the Company expensed $6.4 million financing fees and expenses.

Preliminary estimates:

•
Net asset value per share is estimated to be between $11.28 and $11.33 per common share at September 30, 2024. This compares to a net asset value per common share of $11.34 at June 30, 2024. The decrease in net asset value per share was attributable to approximately $0.08 per share of one-time non-recurring expenses related to the Company’s debt refinancing noted above.
•
Net investment income is estimated to be between $0.23 and $0.25 per common share for the quarter ended September 30, 2024 and includes approximately $0.08 per common share of one-time non-recurring expenses related to the Company’s debt refinancings noted above, net of the impact on incentive fees. This compares to net investment income of $0.31 per common share for the quarter ended June 30, 2024.
•
Core net investment income is estimated to be between $0.31 and $0.33 per common share for the quarter ended September 30, 2024 and excludes approximately $0.08 per common share of one-time non-recurring expenses related to the Company’s debt refinancings noted above, net of the impact on incentive fees(1). This compares to core net investment income of $0.31 per common share for the quarter ended June 30, 2024.
•
The investment portfolio at fair value was $1.98 billion, compared to $1.66 billion as of June 30, 2024.
•
At September 30, 2024, there were two loans on non-accrual representing 0.4% of the portfolio at cost and 0.2% at fair market value versus three loans on non-accrual at June 30, 2024 representing 1.5% of the portfolio at cost and 1.1% at fair market value.
•
As of September 30, 2024, the Company had approximately $1.2 billion of total debt consisting of, $443.9 million of borrowings outstanding at cost under the Company’s Credit Facility, $185.0 million in aggregate principal amount of 4.25% Notes due 2026 outstanding, $266.0 million in aggregate principal amount of asset-backed debt consisting of various notes due in July 2036, and $287.0 million in aggregate principal amount of asset-backed debt consisting of various notes due in April 2036.
•
At September 30, 2024, we had approximately $112.1 million in cash and approximately $192.1 million in unused capacity under the Credit Facility.

These estimates are subject to the completion of the Company’s financial closing procedures and are not a comprehensive statement of the Company’s financial position, results of operations or cash flows for the quarter ended September 30, 2024. Final results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, as well as any subsequent events, including the discovery of information affecting fair values of the Company’s portfolio investments as of September 30, 2024, arising between the date hereof and the completion of the Company’s financial statements and the filing of the Company’s Form 10-K for the year then ended.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of the Company’s management. RSM US LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, RSM US LLP does not express an opinion or any other form of assurance with respect thereto.

 (1) Supplemental information regarding core net investment income

Core net investment income (“Core NII”) is a non-GAAP financial measure. The Company believes that Core NII provides useful information to investors and management because it reflects the Company's financial performance excluding one-time or non-recurring investment income and expenses. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. For the quarter ended September 30, 2024 Core NII excluded: i) $6.4 million or $0.09 per share of financing costs that were expensed in connection with the amendment and extension of the Credit Facility on August 8, 2024; ii) $2.1 million or $0.03 per share of financing costs that were expensed in connection with the refinancing and upsizing of CLO I debt securitization on July 26, 2024; and iii) an add back of $2.8 million or $0.04 per share of incentive fee expense.

Forward-Looking Statements

This report on Form 8-K, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports the Company files under the Exchange Act. All statements other than statements of historical facts included in this report on Form 8-K, are forward-looking statements and are not guarantees of future performance or results, and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 8.01 Other Information

The information set forth under Item 2.02 above is incorporated herein by reference.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2024	PENNANTPARK FLOATING RATE CAPITAL LTD. By: /s/ Richard T. Allorto, Jr. Richard T. Allorto, Jr. Chief Financial Officer & Treasurer